SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported):  June 27, 2005


                     MEZZANINE INVESTMENT CORPORATION
            (Exact Name of Registrant as Specified in Charter)


     NEVADA                        000-27827           33-0874810
(State or Other Jurisdiction       (Commission         (IRS Employer
of Incorporation)                  File Number)        Identification No.)


170 Newport Center Drive, Suite 220, Newport Beach, CA      92660
 (Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code:  (949) 644-0095

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ]  Written communications pursuant to Rule 425 under the Securities Act

     [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 3.02 Unregistered Sales of Equity Securities

     On June 27, 2005, the Company issued 1,608,000 shares of common stock at $.01 per share for services rendered to the following individuals:

                                             Number
          Name                               of Shares
          ----                               ---------
          Baldwin Investments Ltd.           175,000
          Eric Chess Bronk                   100,000
          Fleming Securities Ltd.            175,000
          Rigel Funds Management             300,000
          Starling Securities Ltd.           175,000
          Ronald N. Vance                     50,000
          Lynn Carlson                        24,000
          Jardine, McManus, Murphy           175,000
          Don Regan                            5,000
          Graham Espley-Jones                 14,500
          Michael Christianson                14,500
          MCB Trust                           50,000
          Michael Powell                     100,000
          Julia Sevier                        25,000
          JEMM Venture Holdings              175,000
          Alan Knitowski                      50,000

These shares were issued without registration under the Securities Act by reason of the exemption from registration afforded by the provisions of
Section 4(2) thereof, and Rule 504 promulgated thereunder, as a transaction by an issuer not involving any public offering. Each investor delivered appropriate investment representations with respect to this transaction and consented to the imposition of restrictive legends upon the certificates evidencing such shares. Each investor represented that he or she had not entered into the transaction with the Company as a result of or subsequent to any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast on television or radio, or presented at any seminar or meeting. Each investor further represented that he or she had been afforded the opportunity to ask questions of the Company's management and to receive answers concerning the terms and conditions of the transaction. No underwriting discounts or commissions were paid in connection with such issuance.

     Also on June 27, 2005, the Company issued 186,000 shares of common stock at $.20 per share for conversion of outstanding debt to the following individuals:

                                           Number
          Name                             of Shares     Amount
          ----                             ---------     ------
          Cygni Capital, LLC               60,000        $12,370.54
          Rigel Funds Management, Ltd.     90,000        $18,859.30
          Ronald N. Vance                  36,000         $7,359.62

These shares were issued without registration under the Securities Act by reason of the exemption from registration afforded by the provisions of
Section 4(2) thereof, and Rule 504

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
promulgated thereunder, as a transaction by an issuer not involving any public offering. Each investor delivered appropriate investment representations with respect to this transaction and consented to the imposition of restrictive legends upon the certificates evidencing such shares. Each investor represented that he or she had not entered into the transaction with the Company as a result of or subsequent to any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast on television or radio, or presented at any seminar or meeting. Each investor further represented that he or she had been afforded the opportunity to ask questions of the Company's management and to receive answers concerning the terms and conditions of the transaction. No underwriting discounts or commissions were paid in connection with such issuance.

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Mezzanine Investment Corporation

Date:  June 27, 2005                   By /s/ Eric C.  Bronk
                                          Eric C. Bronk, President




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